SUPPLEMENT TO PROSPECTUS
The date of this supplement is July 15, 2016.

For Certain MFS® Funds

Effective after the close of business on July 15, 2016, the second paragraph of the sub-section entitled "Disclosure of Portfolio Holdings" in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund" is restated in its entirety as follows:
The following information is generally available to you on mfs.com (once you have selected "Individual Investor" as your role, click on "Products & Services" and "Mutual Funds." Next, choose the fund's name in the "Select a fund" menu, then click on the "Characteristics" tab):

1024021         1                                                                                        MULTI-SUP-I-071516